Exhibit 10.2

(Multicurrency -- Cross Border)


                                    ISDA(R)
                 International Swap Dealers Association, Inc.

                               MASTER AGREEMENT

                         dated as of [        ], 2004

                                        The Bank of New York (as "Note Trustee")
    [              ] ("Party A")  and   Granite Mortgages 04-1 plc ("Party B")
---------------------------------     ------------------------------------------

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: --

1.    Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.    Obligations

(a)   General Conditions.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

      (iii) Each obligation of each party under Section 2(a)(i) is subject to
      (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

      Copyright (c) 1992 by International Swap Dealers Association, Inc.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)   Netting. If on any date amounts would otherwise be payable:--

      (i)   in the same currency; and

      (ii)  in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)   Deduction or Withholding for Tax

      (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

            (1) promptly notify the other party ("Y") of such requirement;

            (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

            (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

            (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

                  (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B) the failure of a representation made by Y pursuant to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.



                                      2                            ISDA(R) 1992

      (ii)  Liability. If: --

            (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

            (2) X does not so deduct or withhold; and

            (3) a liability resulting from such Tax is assessed directly against X,

      then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.    Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)   Basic Representations.

      (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

      (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

      (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

      (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

      (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).



                                      3                            ISDA(R) 1992

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.    Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

      (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

      (ii) any other documents specified in the Schedule or any Confirmation;
      and

      (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,


                                      4                            ISDA(R) 1992
organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.    Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

      (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

      (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

      (iii) Credit Support Default.

            (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

            (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

            (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

      (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

      (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
      (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

      (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of(1) a default, event of default or other similar condition or event (however


                                      5                            ISDA(R) 1992
      described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

      (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: --

            (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

      (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

            (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

            (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event


                                      6                            ISDA(R) 1992

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

      (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

            (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

            (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

      (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

      (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
      Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

      (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

      (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.



                                      7                            ISDA(R) 1992

6.    Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section
5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)   Right to Terminate Following Termination Event.

      (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

      (ii) Transfer to Avoid Termination Event. If either an Illegality under
      Section 5(b)(i)(l) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

      If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

      Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

      (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

      (iv)  Right to Terminate. If:-

            (1) a transfer under Section 6(b)(ii) or an agreement under
            Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

            (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then


                                      8                            ISDA(R) 1992
      continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)   Effect of Designation.

      (i) If notice designating an Early Termination Date is given under
      Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

      (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)   Calculations.

      (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

      (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

      (i) Events of Default. If the Early Termination Date results from an Event of Default: --

            (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of(A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

            (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

            (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the


                                      9                            ISDA(R) 1992

            Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

            (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

      (ii) Termination Events. If the Early Termination Date results from a Termination Event:--

            (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

            (2)   Two Affected Parties. If there are two Affected Parties: --

                  (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                  (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

            If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

      (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

      (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.



                                      10                            ISDA(R) 1992

7.    Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.    Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.



                                      11                            ISDA(R) 1992

9.    Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)   Counterparts and Confirmations.

      (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

      (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall he entered into as soon as practicable and may he executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.   Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.   Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document


                                      12                            ISDA(R) 1992
to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.   Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

      (i) if in writing and delivered in person or by courier, on the date it is delivered;

      (ii) if sent by telex, on the date the recipient's answerback is received;

      (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

      (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

      (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.   Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

      (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

      (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any


                                      13                            ISDA(R) 1992
reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.   Definitions

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)   in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.



                                      14                            ISDA(R) 1992

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or re-establishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have


                                      15                            ISDA(R) 1992
been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of: --

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meanings specified in the Schedule.



                                      16                            ISDA(R) 1992

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions),
(b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market


                                      17                            ISDA(R) 1992
value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause
(b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.


IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

                                          Granite Mortgages 04-1 plc,
  [        ] being Party A                being Party B
------------------------------      --------------------------------
       (Name of Party)                       (Name of Party)



By:___________________________      By:_____________________________
   Name:                               Name:
   Title:                              Title:
   Date:                               Date:


The Bank of New York,
being the Note Trustee
------------------------------
       (Name of Party)



By:___________________________
   Name:
   Title:
   Date:




                                      18                            ISDA(R) 1992

                                  SCHEDULE
                                   to the
                              Master Agreement

                         dated as of [_____], 2004


between

(1)   [DOLLAR/EURO SWAP COUNTERPARTY] ("Party A");

(2)   GRANITE MORTGAGES 04-1 plc ("Party B"); and

(3) THE BANK OF NEW YORK (as Note Trustee and which has agreed to become a party to this Agreement solely for the purpose of taking the benefit of Parts 5(c) and (h) and undertaking the obligations in Part 5(k)(vii) of the Schedule to this Agreement).

Part 1. Termination Provisions.

(a)   "Specified Entity" means in relation to Party A for the purpose of:-

      Section 5(a)(v), none

      Section 5(a)(vi), none

      Section 5(a)(vii), none

      Section 5(b)(iv), none

      and in relation to Party B for the purpose of:-

      Section 5(a)(v), none

      Section 5(a)(vi), none

      Section 5(a)(vii), none

      Section 5(b)(iv), none

(b)   "Specified Transaction" will have the meaning specified in Section 14.

(c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) Payments on Early Termination. For the purposes of Section 6(e) of this Agreement:-

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means Sterling.

Part 2. Tax Representations

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to
      Section 3(f) of this Agreement, (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause
      (ii) and the other party does not deliver a form or document under
      Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purposes of Section 3(f) of the Agreement, Party A makes the representation specified below (the "Additional Tax Representation"):-

      (i) it is a party to each Transaction solely for the purposes of a trade (or part of a trade) carried on by it in the United Kingdom through a branch or agency; or

      (ii) it is resident in the United Kingdom or in a jurisdiction with which the United Kingdom has a double tax treaty which makes provision, whether for relief or otherwise, in relation to interest.

(c) Additional Termination Event. The Additional Tax Representation proves to have been incorrect or misleading in any material respect with respect to one or more Transactions

      (each an "Affected Transaction" for the purposes of this Additional Termination Event) when made or repeated or deemed to have been made or repeated. The Affected Party shall be Party A only.

Part 3. Agreement to Deliver Documents

      For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:-

(a)   Tax forms, documents or certificates to be delivered are:-

      Party required to   Form/Document/           Date by which to be
      deliver document    Certificate              delivered

      [None]              [None]                   [None]

(b)   Other documents to be delivered are:-

      Party required     Form/Document/        Date by which    Covered by
      to deliver         Certificate           to be delivered  Section 3(d)
      document                                                  Representation

      Party A and        Appropriate evidence  On signing of    Yes
      Party B            of its signatory's    this Agreement
                         authority

      Party B            Certified copy of     On signing of    Yes
                         board resolution      this Agreement

      Party A            Legal opinion in      On signing of    No
                         form and substance    this Agreement
                         satisfactory to
                         Party B

      Party B            Legal opinion of the  On signing of    No
                         counsel to Party B    this Agreement
                         in form and
                         substance
                         satisfactory to
                         Party A

Part 4. Miscellaneous

(a) Addresses for Notices. For the purpose of Section 12(a) of this Agreement:-

      Address for notices or communications to Party A:-

      Address:           [_____]

      Attention:         [_____]

      Facsimile No.:     [_____]

      Address for notices or communications to Party B:-

      Address:           Granite Mortgages 04-1 plc
                         Fifth Floor
                         100 Wood Street
                         London
                         EC2V 7EX

      With a copy to:    Northern Rock plc
                         Northern Rock House
                         Gosforth
                         Newcastle upon Tyne
                         NE3 4PL

      Attention:         Keith M. Currie

      Facsimile No.:     0191 279 4694

      With a copy to the Note Trustee:-

      Address:           The Bank of New York
                         One Canada Square
                         48th Floor
                         London
                         E14 5AL

      Attention:         Corporate Trust (Global Structured Finance)

      Facsimile No.:     020 7964 6061

(b)   Process Agent. For this purpose of Section 13(c) of this Agreement:-

      Party A appoints as its Process Agent: [_____]

      Party B appoints as its Process Agent: none.

(c)   Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:-

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent shall be as specified in each Confirmation.

(f)   Credit Support Document. Details of any Credit Support Document:-

      In respect of Party A: [_____].

      In respect of Party B: None.

(g)   Credit Support Provider.

      Credit Support Provider means, in relation to Party A, [_____].

      Credit Support Provider means, in relation to Party B, none.

(h) Governing Law. This Agreement will be governed by and construed in accordance with English law.

(i) Netting of Payments. Sub-paragraph (ii) of Section 2(c) of this Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(i) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

Part 5. Other Provisions

(a)   Definitions and Interpretation

      Capitalised terms used in this Agreement shall, except where the context otherwise requires and save where otherwise defined in this Agreement, bear the meanings given to them in the Master Definitions Schedule as amended and restated by (and appearing in Appendix 1 to) the Master Definitions Schedule Seventh Amendment Deed executed by, among others, the Note Trustee on [_____], 2004 and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy on [_____], 2004 (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto). The Issuer Master Definitions Schedule specified above shall prevail to the extent that it conflicts with the Master Definitions Schedule.

(b)   No Set-Off

      (i) All payments under this Agreement shall be made without set-off or counterclaim, except as expressly provided for in Section 6.

      (ii) Section 6(e) shall be amended by the deletion of the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(c)   Security Interest

      Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Note Trustee (or any successor thereto) pursuant to and in accordance with the Current Issuer Deed of Charge and acknowledges notice of such assignment. Each of the parties hereby confirms and agrees that the Note Trustee shall not be liable for any of the obligations of Party B hereunder.

(d)   Disapplication of certain Events of Default

      Section 5(a)(ii), Section 5(a)(iii), Section 5(a)(iv), Section 5(a)(v),
      Section 5(a)(vii)(2), (5),(6),(7) and (9) and Section 5(a)(viii) will not apply in respect of Party B./1/

      Section 5(a)(vii)(8) will not apply to Party B to the extent that it applies to Section 5(a)(vii)(2) (5),(6),(7) and (9).

(e)   Disapplication of certain Termination Events

      The "Tax Event" and "Tax Event Upon Merger" provisions of Section 5(b)(ii) and 5(b)(iii) will not apply to Party A or to Party B.

(f)   Additional Event of Default and Additional Termination Event

      The following shall constitute an additional Event of Default:

      "Note Enforcement Notice. The Note Trustee serves a Note Enforcement Notice on Party B (in which case Party B shall be the Defaulting Party)."

      The following shall constitute an Additional Termination Event:

      "Redemption and Prepayment of the Current Issuer Notes. The Current Issuer serves a notice of redemption pursuant to Condition 5(F) of the terms and conditions of the



_____________________
/1/ A rating agency has requested that section 5(a)(vii)(4) also not apply to Party B. We have made representations that this is unnecessary and are awaiting a response.

      Current Issuer Notes (in which case Party B shall be the sole Affected Party and all Transactions shall be Affected Transactions)."

(g)   Northern Rock plc as Party B's Agent

      Party B hereby declares that pursuant to the Current Issuer Cash Management Agreement it has appointed Northern Rock plc to act as its agent for the purpose, inter alia, of the operation of this Agreement and dealing with payments hereunder. Accordingly, unless and until written notice is received by Party A from the Note Trustee that such appointment has been terminated, Party A shall be entitled to treat all communications and acts relating to this Agreement received from or carried out by Northern Rock plc as agent for Party B under the Current Issuer Cash Management Agreement as being those of Party B and Party B hereby agrees to ratify and confirm the same.

(h)   Security, Enforcement and Limited Recourse

      (i) Party A agrees with Party B and the Note Trustee to be bound by the terms of the Current Issuer Deed of Charge and the Current Issuer Cash Management Agreement and, in particular, confirms that: (i) save as otherwise expressly set out in the Current Issuer Cash Management Agreement or, as applicable, the Current Issuer Deed of Charge, no sum shall be payable by or on behalf of Party B to it except in accordance with the Current Issuer Priority of Payments as set out in the Current Issuer Cash Management Agreement or, as applicable, the Current Issuer Deed of Charge (as the same may be amended from time to time); and (ii) it will not take any steps for the winding up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B except as provided in the Current Issuer Deed of Charge.

      (ii) In relation to all sums due and payable by Party B to Party A, Party A agrees that it shall have recourse only to sums available to Party B for the purpose of making payments to Party A in accordance with the relevant Current Issuer Priority of Payments, the Current Issuer Cash Management Agreement and/or, as applicable the Current Issuer Deed of Charge.

      (iii) If, on any date, Party B does not pay the full amount it would otherwise owe under any Transaction (after the application of Section 2(c) to such Transaction) because of the limitation contained in clause (i) of this paragraph (h), then (A) payment by Party B of the shortfall (and the corresponding payment obligation of Party A with respect to such shortfall (being the full amount Party A would otherwise owe on such date less the actual amount payable by Party A determined in accordance with clause (iii) (C) of this paragraph (h))) will not then fall due but will instead be deferred until the first Payment Date thereafter on which sufficient funds are available (subject to the limitation in clause (i) of this paragraph (h)), (B) failure by Party B to make the full payment under such Transaction (after the application of Section 2(c) to such Transaction) shall not constitute an Event of Default for the purpose of Section 5(a)(i), and (C) the obligation of Party A to make payment to Party B, in respect of the same Transaction, on such date, will be reduced so that Party A will be obligated to pay the Equivalent Percentage of the amount it would otherwise owe under that Transaction. "Equivalent Percentage" means the percentage obtained by dividing the amount paid by Party B by the amount it would have paid absent such limitation.

      (iv) For the avoidance of doubt, if an Early Termination Date results from an Event of Default, any amount payable (the payment of which was deferred or not paid in the circumstances described under clause (iii) of this Part 5(h) by Party A or by Party B, as the case may be, under this Agreement) will be deemed to be Unpaid Amounts owing to Party B or, as the case may be, owing to Party A.

      (v) Following the calculation thereof, Party B agrees to notify Party A of the amount of any shortfall, the payment of which by Party B is deferred in accordance with clause (iii) of this paragraph (h).

(i)   Scope of Agreement

      It is hereby understood and agreed that the provisions of this Agreement shall only apply to the Transactions entered into between Party A and Party B on the date as of which this Agreement is made as evidenced by the Confirmation substantially in the form attached hereto as Appendix A, and that no other Transaction may be entered into pursuant hereto except in accordance with sub-paragraphs (i)(A),(ii)(D), (iii)(D),
      (iv)(A) or (v)(D) of Part 5(k) or where the Rating Agencies have confirmed in writing that the then current ratings of the Current Issuer Notes would not be adversely affected by such other Transaction.

(j)   Authorised Person

      For the purposes of Section 3 of this Agreement, Party A represents to Party B (which representation will be deemed to be repeated by Party A on each date on which a Transaction is entered into and throughout the course of any Transaction) that it is an authorised person for the purposes of the Financial Services and Markets Act 2000.

(k)   Ratings Downgrade of Party A

      (i) In the event that the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor), or any Credit Support Provider of Party A, cease to be rated at least as high as "A1+"(or its equivalent) by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc. ("S&P") and as a result of such downgrade the then current rating of the Series [_____] Class [_____] Notes may in the reasonable opinion of S&P be downgraded or placed under review for possible downgrade (an "S&P Note Downgrade Event"), then Party A shall, within 30 days of the occurrence of such S&P Note Downgrade Event, at its own cost either:-

            (A) put in place an appropriate mark-to-market collateral agreement (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement provided that (x) Party A shall be deemed to have satisfied the requirements of S&P if the amount of collateral agreed to be provided in the form of cash and/or securities (the "Collateral Amount") is determined on a basis which is no more onerous than the S&P Criteria (as defined below) and
                  (y) the Collateral Amount shall not be required to exceed such amount as would be required (in accordance with the S&P Criteria) to restore the rating of the Series [_____] Class [_____] Notes to the level they would have been at immediately prior to such downgrading; or

            (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose short-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1+" (or its equivalent) by S&P or such other rating as is commensurate with the rating assigned to the Series [_____] Class [_____] Notes by S&P from time to time; or

            (C) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement whose short-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1+" (or its equivalent) by S&P or such other rating as is commensurate with the rating assigned to the Series [_____] Class [_____] Notes by S&P from time to time; or

            (D) take such other action as Party A may agree with S&P as will result in the rating of the Series [_____] Class [_____] Notes then outstanding following the taking of such action being rated no lower than the rating of the Series [_____] Class [_____] Notes immediately prior to such downgrade.

            "S&P Criteria" means the criteria published in January 1999 as amended in June 2000 which enable entities rated lower than a specified level to participate in structured finance transactions which, through collateralisation, are rated at a higher level (as referred to, in part, in the article entitled New Interest Rate Currency Swap Criteria Broadens Allowable Counterparties in the January 1999 issue of S&P's Structured Finance publication).

      (ii) In the event that (aa) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, cease to be rated at least as high as "A1" (or its equivalent) by Moody's Investors Service Limited ("Moody's") or (bb) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, cease to be rated at least as high as "Prime-1" (or its equivalent) by Moody's (an "Initial Moody's Note

            Downgrade Event"), then Party A will, on a reasonable efforts basis and at its own cost attempt to:-

            (A) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B or (y) a replacement third party in relation to whom Moody's has confirmed that there would be no Initial Moody's Note Downgrade Event; or

            (B) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement. Such co-obligor may be either (x) a person with the Required Ratings domiciled in the same legal jurisdiction as Party A or Party B, or (y) a person in relation to whom Moody's has confirmed that there would be no Initial Moody's Note Downgrade Event; or

            (C) take such other action as Moody's shall confirm to Party A will remedy an Initial Moody's Note Downgrade Event.

            Pending compliance with any of (k)(ii)(A), (k)(ii)(B) or
            (k)(ii)(C) above, Party A will, at its own cost:

            (D) within 30 days of the occurrence of an Initial Moody's Note Downgrade Event, put in place a mark-to-market collateral agreement in a form and substance acceptable to Moody's (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with the Moody's Criteria (or such other amount as may be agreed with Moody's).

            If any of (k)(ii)(A), (k)(ii)(B) or (k)(ii)(C) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to (k)(ii)(D) will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

      (iii) In the event that (aa) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, cease to be rated at least as high as "A3" (or its equivalent) by Moody's or (bb) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, cease to be rated at least as high as "Prime-2" (or its equivalent) by Moody's (a "Subsequent Moody's Note Downgrade Event"), then Party A will, on a reasonable efforts basis, within 30 days of the occurrence of such Subsequent Moody's Note Downgrade Event, and at its own cost:

            (A) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party in relation to whom Moody's has confirmed that there would be no Subsequent Moody's Note Downgrade Event; or

            (B) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement. Such co-obligor may be either (x) a person with the Required Ratings domiciled in the same legal jurisdiction as Party A or Party B, or (y) a person in relation to whom Moody's has confirmed that there would be no Subsequent Moody's Note Downgrade Event; or

            (C) take such other action as Moody's shall confirm to Party A will remedy a Subsequent Moody's Note Downgrade Event.

            Pending compliance with (k)(iii)(A), (k)(iii)(B) or (k)(iii)(C), Party A will at its own cost:

            (D) put in place a mark-to-market collateral agreement in a form and substance acceptable to Moody's (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with the Moody's Criteria (or such other amount as may be agreed with Moody's).

            If any of (k)(iii)(A), (k)(iii)(B) or (k)(iii)(C) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to (k)(iii)(D) will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

            For the purposes of (k)(ii) and (k)(iii), "Required Ratings" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "Prime-1" and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1", or such other ratings as may be agreed with Moody's from time to time.

            "Moody's Criteria" means that the Collateral Amount shall equal the sum of (a) the product of A multiplied by the mark-to-market value of the outstanding Transactions as determined by Party A in good faith on each Local Business Day and (b) the product of B multiplied by the current aggregate notional amounts of the outstanding Transactions, where:

            (i) "A" means 102% and "B" means 1.6% if the long-term, unsecured and unsubordinated debt obligations or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and any Credit Support Provider of Party A cease to be rated as high as "A1" or "Prime-1" by Moody's;

            (ii) "A" means 102% and "B" means 3.7% if the long-term, unsecured and unsubordinated debt obligations or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and any Credit Support Provider of Party A cease to be rated as high as "A3" or "Prime-2" by Moody's;

            (iii) "A" means 0% and "B" means 0% in all other cases.

      (iv) In the event that the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider of Party A cease to be rated at least as high as "F1" (or its equivalent) by Fitch Ratings Ltd ("Fitch") and as a result the then current rating of the Series [_____] Class [_____] Notes may in the reasonable opinion of Fitch be downgraded or placed on credit watch for possible downgrade (an "Initial Fitch Note Downgrade Event"), then Party A will, on a reasonable efforts basis, within 30 days of the occurrence of such Initial Fitch Note Downgrade Event, at its own cost, either:-

            (A) put in place an appropriate mark-to-market collateral agreement (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with the Fitch Criteria (or such other amount as may be agreed with Fitch); or

            (B) attempt to transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Series [_____] Class [_____] Notes by Fitch from time to time; or

            (C) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Series [_____] Class [_____] Notes by Fitch from time to time; or

            (D) take such other action as Party A may agree with Fitch as will result in the rating of the Series [_____] Class [_____] Notes then outstanding being maintained.

      (v) In the event that the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider of Party A cease to be rated at least as high as "F2" (or its equivalent) by Fitch and as a result the then current rating of the Series [_____] Class [_____] Notes may in the reasonable opinion of Fitch be downgraded or placed on credit watch for possible downgrade (a "Subsequent Fitch Note Downgrade Event"), then Party A will, on a reasonable efforts basis, within 30 days of the occurrence of such Subsequent Fitch Note Downgrade Event, at its own cost, either:-

            (A) attempt to transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Series [_____] Class [_____] Notes by Fitch from time to time; or

            (B) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Series [_____] Class [_____] Notes by Fitch from time to time; or

            (C) take such other action as Party A may agree with Fitch as will result in the rating of the Series [_____] Class [_____] Notes then outstanding being maintained.

            Pending compliance with (k)(v)(A), (k)(v)(B) or (k)(v)(C), Party A will at its own cost:

            (D) put in place an appropriate mark-to-market collateral agreement (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with the Fitch Criteria (or such other amount as may be agreed with Fitch).

            If any of (k)(v)(A), (k)(v)(B) or (k)(v)(C) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to (k)(v)(D) will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

            "Fitch Criteria" means the Collateral Amount shall equal the sum of (i) the product of A multiplied by the mark-to-market value of the outstanding Transactions determined by Party A in good faith from time to time, and (ii) the product of B multiplied by the current aggregate notional amount of the outstanding Transactions, where:

            (a) "A" means 100% and "B" means 1.25% if the mark-to-market value of the outstanding Transactions is determined by Party A on each Local Business Day; or

            (b) "A" means 100% and "B" means 2.5% where the mark-to-market value of the outstanding Transactions is determined by Party A on a weekly basis.

      (vi) If Party A does not take any of the measures described in (k)(i) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following such S&P Note Downgrade Event with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.

            If Party A does not take the measures described in (k)(ii)(A),
            (B), (C) or (D) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following such Initial Moody's Note Downgrade Event with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.

            If Party A does not take the measures described in (k)(iii)(D) above such failure shall give rise to an Event of Default with respect to Party A and shall be deemed to have occurred on the thirtieth day following such Subsequent Moody's Note Downgrade Event (or, if Party A has put in place a collateral agreement in accordance with the requirements of k(ii)(D) above, such Event of Default shall be deemed to have occurred on the tenth day following such Subsequent Moody's Note Downgrade Event) with Party A as the sole Defaulting Party. Further, it shall constitute an Additional Termination Event with respect to Party A if, even after satisfying the requirements of (k)(iii)(D), Party A has failed, having applied reasonable efforts, to either transfer as described in (k)(iii)(A), find a co-obligor as described in
            (k)(iii)(B) or take such other action as described in (k)(iii)(C), and such Additional Termination Event shall be deemed to have occurred on the thirtieth day following such Subsequent Moody's Note Downgrade Event with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.

            If Party A does not take any of the measures described in (k)(iv) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following such Initial Fitch Note Downgrade Event with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.

            If Party A does not take the measures described in (k)(v)(A), (B),
            (C) or (D) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following such Subsequent Fitch Note Downgrade Event with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.

            However, in the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect on an Additional Termination Event under this Part 5(k) if Party B has found a replacement counterparty willing to enter a new transaction on terms that reflect as closely as reasonably possible (as the Note Trustee may, in its absolute discretion, determine) the economic, legal and credit terms of the Terminated Transactions with Party A.

            Each Additional Termination Event described in this sub-part
            (k)(vi) shall, on its occurrence, constitute a "Downgrade Termination Event".

      (vii) Each of Party B and the Note Trustee shall use their reasonable endeavours to co-operate with Party A in putting in place such credit support documentation, including agreeing to such arrangements in such documentation as may satisfy S&P, Moody's and Fitch with respect to the operation and management of the collateral (subject always to proviso (x) and (y) in (k)(i)(A) above) and entering into such documents as may reasonably be requested by Party A in connection with the provision of such collateral.

(l)   Additional Representation

      Section 3 is amended by the addition at the end thereof of the following additional representations:-

      (i) "(g) No Agency. It is entering into this Agreement and each Transaction as principal and not as agent of any person."

      (ii) The following additional representation shall be given by Party A only:

          "(h) Pari Passu. Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

(m)   Recording of Conversations

      Each party to this Agreement acknowledges and agrees to the tape recording of conversations between the parties to this Agreement whether by one or other or both of the parties.

(n)   Relationship between the parties

      The Agreement is amended by the insertion after Section 14 of an additional Section 15, reading in its entirety as follows:

      "15. Relationship between the parties

      Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

      (i) Non Reliance. It is acting for its own account, and it has made its own decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

      (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

      (iii) Status of Parties. The other party is not acting as a fiduciary or an adviser for it in respect of that Transaction."

(o)   Tax

      The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

      "(d) Deduction or Withholding for Tax

      (i)   Requirement to Withhold

            All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "Deducting Party"):-

            (A) will promptly notify the other party ("Y") of such requirement;

            (B) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

            (C) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

            (D) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "Gross Up Amount") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

      (ii)  Liability

            If:

            (A) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax in respect of payments under this Agreement; and

            (B)   X does not so deduct or withhold; and

            (C) a liability resulting from such Tax is assessed directly against X,

            then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "Liability Amount") (including any related liability for interest and together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

      (iii) Tax Credit etc.

            (a) Where Party A pays an amount in accordance with Section 2(d)(i)(D) or 2(d)(ii)(C) above, Party B undertakes as follows:-

                  (1) To the extent that Party B obtains any Tax credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment or in the case of Section 2(d)(ii)(B) the amount to be assessed ("Tax Credit"), it shall pay to Party A on the next Interest Payment Date after receipt of the same so much of the cash benefit (as calculated below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required or the amount had not been so assessed;

                  (2) The "cash benefit" shall, in the case of credit, allowance or set-off, be the additional amount of Tax which would have been payable by Party B in the jurisdiction referred to in (1) above but for the obtaining by it of the said Tax credit, allowance or set-off and, in the case of a repayment, shall be the amount of the repayment together, in either case, with any related interest or similar payment obtained by Party B; and

                  (3) It will use all reasonable endeavours to obtain any Tax Credit as soon as is reasonably practicable provided that it shall be the sole judge of the amount of any such Tax Credit and of the date on which the same is received and shall not be obliged to disclose to Party A any information regarding its tax affairs or tax computations save that Party B shall, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax Credit and of the date on which the same is received.

                        The definition of "Indemnifiable Tax" in Section 14 shall be deleted and the following shall be substituted therefor:

                        "Indemnifiable Tax" means any Tax."

(p)   Change of Account

      Section 2(b) of this Agreement is hereby amended by the addition of the following at the end thereof:

      "; provided that such new account shall be in the same legal and tax jurisdiction as the original account and such new account, in the case of Party B, is held with a financial institution with a short term unsecured, unsubordinated and unguaranteed debt obligation rating of at least P-1 (in the case of Moody's) and A-1 (in the case of S&P)."

(q)   Condition Precedent

      Section 2(a)(iii) shall be amended by the deletion of the words "a Potential Event of Default" in respect of conditions precedent to the obligations of Party A only.

(r)   Representations

      (i) Section 3(a)(v) shall be amended by the addition of the words "(with the exception of Section 11 insofar as it relates to any Stamp Tax)" after the words "this Agreement".

      (ii) Section 3(b) shall be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(s)   Transfers

      (i) Section 7 of this Agreement shall not apply to Party A, who shall be required to comply with, and shall be bound by, the following:

            Without prejudice to Section 6(b)(ii) as amended in the Schedule, Party A may transfer all its interest and obligations in and under this Agreement upon providing five Business Days prior written notice to the Note Trustee, to any other entity (a "Transferee") provided that:

            (a) the Transferee's long-term, unsecured and unsubordinated debt obligations are then rated not less than "A1" by Moody's and its short-term, unsecured and unsubordinated debt obligations are then rated not less than "A1+" by S&P and "F1" by Fitch (or its equivalent by any substitute rating agency) or such Transferee's obligations under this Agreement are guaranteed by an entity whose long-term, unsecured and unsubordinated debt obligations are then rated not less than "A1" by Moody's and whose short-term, unsecured and unsubordinated debt obligations are then rated not less than "A1+" by S&P and "F1"by Fitch (or its equivalent by any substitute rating agency);

            (b) as of the date of such transfer the Transferee will not, as a result of such transfer, be required to withhold or deduct on account of tax under this Agreement;

            (c) a Termination Event or an Event of Default does not occur under this Agreement as a result of such transfer;

            (d) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

            (e) (if the Transferee is domiciled in a different country from both Party A and Party B) S&P, Moody's and Fitch have provided prior written notification that the then current ratings of the Series [_____] Class [_____] Notes will not be adversely affected.

                  Following such transfer all references to Party A shall be deemed to be references to the Transferee.

      (ii) Save as otherwise provided for in this Agreement and notwithstanding Section 7, Party A shall not be permitted to transfer (by way of security or otherwise) this Agreement nor any interest or obligation in or under this Agreement without the prior written consent of the Note Trustee.

(t)   Contracts (Rights of Third Parties) Act 1999

      A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

(u) Calculations if an Early Termination Date occurs as a result of an Event of Default or Additional Termination Event where Party A is the Defaulting Party or the sole Affected Party.

      Subject to compliance with Clause [15.3(l)(i) (Dollar Currency Swap Agreements)/15.3(l)(ii) (Euro Currency Swap Agreements)] of the Current Issuer Deed of Charge, upon the occurrence of an Event of Default or an Additional Termination Event with respect to Party A, Party B will be entitled (but not obliged in the event that it does not designate an Early Termination Date) to proceed in accordance with Section 6 of the Agreement subject to the following:

      (i) For the purposes of Clause 6(d)(i), Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing and provided Party B is able to release this information without breaching the provisions of any law applicable to, or any contractual restriction binding upon, Party B.

      (ii) The following amendments shall be deemed to be made to the definitions of "Market Quotation":

            (a) the word "firm" shall be added before the word "quotations" in the second line; and

            (b) the words "provided that the documentation relating thereto is either the same as this Agreement and the existing confirmations hereto (and the long-term unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "A1" by Moody's and its short-term, unsecured and unsubordinated debt obligations are rated not less than "A1+" by S&P and "F1" by Fitch (or, if such Reference Market-maker is not rated by a Rating Agency, at such equivalent rating (by another Rating Agency) that is acceptable to such Rating Agency) or the Rating Agencies have confirmed in writing such proposed documentation will not adversely impact the ratings of the Series [_____] Class [_____] Notes" shall be added after "agree" in the sixteenth line; and

            (c) the last sentence shall be deleted and replaced with the following:

                  "If, on the last date set for delivery of quotations, exactly two quotations are provided, the Market Quotation will be either (a) the lower of the two quotations where there would be a sum payable by Party A to Party B, or (b) the higher of the two quotations where there would be a sum payable by Party B to Party A. If only one quotation is provided on such date,

                  Party B may, in its discretion, accept such quotation as the Market Quotation and if Party B does not accept such quotation (or if no quotation has been provided), it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined."

      (iii) For the purpose of the definition of "Market Quotation", and without limitation of the general rights of Party B under the
            Agreement:

            (A) Party B will undertake to use its reasonable efforts to obtain at least three firm quotations as soon as reasonably practicable after the Early Termination Date and in any event within the time period specified pursuant to (iii)(C) below;

            (B) Party A shall, for the purposes of Section 6(e), be permitted to obtain quotations from Reference Market-makers; and

            (C) If no quotations have been obtained within 6 Local Business Days after the occurrence of the Early Termination Date or such longer period as Party B may specify in writing to Party A, then it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined.

      (iv)  Party B will be deemed to have discharged its obligations under
            (iii)(A) above if it promptly requests, in writing, Party A (such request to be made within two Local Business Days after the occurrence of the Early Termination Date) to obtain quotations from Reference Market-makers and Party A agrees to act in accordance with such request.

      (v) Party B will not be obliged to consult with Party A as to the day and time of obtaining any quotations.

                                 APPENDIX A

                                                     (Series 1 Class A1 Notes)

From:       [Dollar Swap Counterparty]

To:         Granite Mortgages 04-1 plc
            Fifth Floor
            100 Wood Street
            London
            EC2V 7EX

Attention:  Securitisation Team, Risk Operations

To:         The Bank of New York
            One Canada Square
            48th Floor
            London
            E14 5AL

Attention:  Corporate Trust (Global Structured Finance)

                                                                 [_____], 2004

Dear Sirs,

Re: Cross Currency Swap Transactions Relating to Granite Mortgages 04-1 plc U.S. $[1,000,000,000] Series 1 Class A1 Notes due December 2004

The purpose of this letter is to confirm the terms and conditions of the swap transactions entered into between us on the Trade Date specified below (the "Swap Transactions"). This letter constitutes a "Confirmation" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) entered into between us and both of you on the date hereof as amended and supplemented from time to time (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps & Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation shall prevail. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to them in the Master Definitions Schedule as amended and restated by (and appearing in Appendix 1 to) the Master Definitions Schedule Seventh Amendment Deed executed by, among others, the Note Trustee on [_____], 2004 and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy on [_____], 2004 (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto).

The Issuer Master Definitions Schedule specified above shall prevail to the extent that it conflicts with the Master Definitions Schedule.

1 This Confirmation supplements, forms part of, and is subject to, the Agreement. All provisions contained in, incorporated in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below.

2 The terms of the particular Swap Transactions to which this Confirmation relates are as follows:

Party A:                                    [Dollar Swap Counterparty]

Party B:                                    Granite Mortgages 04-1 plc

Trade Date:                                 [_____], 2004

Effective Date:                             [_____], 2004

Termination Date:                           The earlier of (i) the Payment
                                            Date falling in December 2004 and
                                            (ii) the date on which the Series
                                            1 Class A1 Notes are redeemed or
                                            repaid in full.

USD Amortisation Amount:                    In respect of a Payment Date,
                                            the amount (in USD) to be
                                            applied in repayment of the
                                            principal amount of the Series
                                            1 Class A1 Notes on such
                                            Payment Date as notified to the
                                            Calculation Agent by the Cash
                                            Manager.

Exchange Rate:                              GBP 1.00:USD [_____]

A.    Floating Payments

Floating Amounts for Party A:

Floating Rate Payer:                        Party A

Party                                       A Currency Amount: As at any Party
                                            A Payment Date, USD
                                            [1,000,000,000] minus the
                                            aggregate of each Party A Interim
                                            Exchange Amount made prior to such
                                            date.

Party A Payment Dates:                      Each Interest Payment Date in
                                            respect of the Series 1 Class
                                            A1 Notes.

Party A Floating Calculation Period:        Each period from (and
                                            including) an Interest Payment
                                            Date in respect of the Series 1
                                            Class A1 Notes to (but
                                            excluding) the next following
                                            Interest Payment Date in
                                            respect of the Series 1 Class
                                            A1 Notes except that the
                                            initial Party A Floating
                                            Calculation Period will begin
                                            on (and include) the Effective
                                            Date and the final Party A
                                            Floating Calculation Period
                                            will end on (but exclude) the
                                            Termination Date.

Floating Rate Option:                       USD-LIBOR-BBA

Designated Maturity:                        One month or following the
                                            earliest to occur of (a) a Trigger
                                            Event or (b) enforcement of the
                                            Current Issuer Security (i) one
                                            month, if the period between the
                                            Interest Payment Date in respect
                                            of the Series 1 Class A1 Notes
                                            immediately preceding such event
                                            and the Interest Payment Date in
                                            respect of the Series 1 Class A1
                                            Notes immediately succeeding such
                                            event (ignoring any adjustment for
                                            non-business days) is equal to one
                                            month (ii) two months, if the
                                            period between the Interest
                                            Payment Date in respect of the
                                            Series 1 Class A1 Notes
                                            immediately preceding such event
                                            and the Interest Payment Date in
                                            respect of the Series 1 Class A1
                                            Notes immediately succeeding such
                                            event (ignoring any adjustments
                                            for non-business days) is equal to
                                            two months or (iii) three months.

Spread A:                                   minus [_____]% per annum

Party A Floating Rate Day Count
Fraction:                                   Actual/360

Reset Dates:                                The first day of each Party A
                                            Floating Calculation Period.

Floating Amounts for Party B:

Floating Rate Payer:                        Party B

Party B Currency Amount:                    As at any Party B Payment Date,
                                            GBP [_____] minus the aggregate of
                                            each Party B Interim Exchange
                                            Amount made prior to such date.

Party B Payment Dates:                      Each Payment Date in respect of
                                            the Series 1 Class A1 Notes.

Party B Floating Calculation Period:        Each period from (and
                                            including) a Payment Date in
                                            respect of the Series 1 Class
                                            A1 Notes to (but excluding) the
                                            next following Payment Date in
                                            respect of the Series 1 Class
                                            A1 Notes except that the
                                            initial Party B Floating
                                            Calculation Period will begin
                                            on (and include) the Effective
                                            Date and the final Party B
                                            Floating Calculation Period
                                            will end on (but exclude) the
                                            Termination Date.

Floating Rate Option:                       GBP-LIBOR-BBA

Designated Maturity:                        Three months except for the
                                            initial Party B Calculation Period
                                            which shall be the linear
                                            interpolation of one and two
                                            months.

Spread B:                                   minus [_____]% per annum

Party B Floating Rate Day Count
Fraction:                                   Actual/365 (Fixed)

Reset Dates:                                The first day of each Party B
                                            Calculation Period.

Calculation Agent:                          Party A

B.    Initial Exchange:

Initial Exchange Date:                      Effective Date

Party A Initial Exchange Amount:            GBP [_____]

Party B Initial Exchange Amount:            USD [1,000,000,000]

C.    Interim Exchange:

Interim Exchange Date:                      Each Payment Date on which the
                                            USD Amortisation Amount is to
                                            be applied in repayment of the
                                            principal amount of the Series
                                            1 Class A1 Notes.

Party A Interim Exchange Amount:            The USD Amortisation Amount.

Party B Interim Exchange Amount:            In respect of any Interim
                                            Exchange Date, an amount in GBP
                                            equal to the Party A Interim
                                            Exchange Amount converted into GBP
                                            at the Exchange Rate.


D.    Final Exchange:

Final Exchange Date:                        Termination Date

Party A Final Exchange Amount:              A USD amount equal to the Party
                                            B Final Exchange Amount converted
                                            into USD at the Exchange Rate.

Party B Final Exchange Amount:              The Party B Currency Amount.

E.    Account Details:

Payments to Party A:

Account for Payments in USD:                [_____]

Account for Payments in GBP:                [_____]

Payments to Party B:

Account for Payments in USD:                Citibank, N.A., New York
                                            10990765
                                            Citibank, N.A., London
                                            Agency and Trust
                                            S.W.I.F.T. CITIUS33
                                            for further credit to
                                            A/C Granite Mortgages 04-1 plc
                                            A/C 10141615

Account for Payments in GBP:                Citibank N.A., London
                                            8378088
                                            Agency and Trust
                                            Sort Code 18-50-08
                                            for further credit to
                                            A/C Granite Mortgages 04-1 plc
                                            A/C 10141631

F.    Notice Details:

Party A:                                    [_____]

Address:                                    [_____]

Facsimile Number:                           [_____]

Attention:                                  [_____]

Party B:                                    Granite Mortgages 04-1 plc

Address:                                    Fifth Floor
                                            100 Wood Street
                                            London
                                            EC2V 7EX

With a copy to:                             Northern Rock plc
                                            Northern Rock House
                                            Gosforth
                                            Newcastle upon Tyne
                                            NE3 4PL

Facsimile Number:                           44-191-279-4694

Attention:                                  Keith M. Currie

With a copy to the                          The Bank of New York
Note Trustee:

Address:                                    One Canada Square
                                            48th Floor
                                            London
                                            E14 5AL

Facsimile Number:                           020 7964 6061

G.    Offices:                              The Office of Party A for each
                                            of the Transactions evidenced
                                            by this Confirmation is London.

H.    Miscellaneous:

(a) Section 2(c)(ii) of the Agreement will not apply to the Transactions evidenced by this Confirmation.

(b) If any payment of any amounts by Party A and Party B is deferred in accordance with Section 5(h)(iii) of the Schedule to this Agreement then the amount so deferred on the Party A Floating Amount shall, subject to the terms of this Agreement, be payable on the next Party A Payment Date (together with an additional floating amount accrued thereon at the applicable Party A Floating Rate) and the Party A Floating Amount due on such date shall be deemed to include such amounts.

      The amount so deferred on the Party B Floating Amount shall, subject to the terms of this Agreement, be payable on the next Party B Payment Date (together with an additional floating amount accrued thereon accrued at the applicable Party B Floating Rate) and the Party B Floating Amount due on such date shall be deemed to include such amounts.

(c) In relation to Part 5(f) of the Schedule to this Agreement, in the case of a redemption in full of the Series 1 Class A1 Notes, pursuant to Condition 5(F) of the terms and conditions of the Current Issuer Notes "Market Quotation" in respect of the Terminated Transactions shall be determined based on the anticipated rate of reduction in the Party A Currency Amount and the Party B Currency Amount had such redemption not occurred.

(d) "Interest Payment Date in respect of the Series 1 Class A1 Notes" means the 20th day of each consecutive month in each year commencing on the Interest Payment Date falling in February 2004 up to and including the earliest of (i) the Interest Payment Date in December 2004, (ii) the occurrence of a Trigger Event or (iii) enforcement of the Current Issuer Security, and thereafter the 20th day of March, June, September and December in each year (or, in each case, if such day is not a Business Day, the next succeeding Business Day).

      "Payment Date in respect of the Series 1 Class A1 Notes" means the 20th day of March, June, September and December in each year (or if such day is not a Business Day, the next succeeding Business Day), beginning in March 2004.

Yours faithfully,

[DOLLAR SWAP COUNTERPARTY]

By:



Name:
Title:




Confirmed as of the date first written:

GRANITE MORTGAGES 04-1 PLC

By:



Name:
Title:




THE BANK OF NEW YORK
  as Note Trustee

By:



Name:
Title:

                                 APPENDIX A

                  (representative draft for all classes of Notes other than the
                                                      Series 1 Class A1  Notes)



From:       [Dollar/Euro Swap Counterparty]

To:         Granite Mortgages 04-1 plc
            Fifth Floor
            100 Wood Street
            London
            EC2V 7EX

Attention:  Securitisation Team, Risk Operations

To:         The Bank of New York
            48th Floor
            One Canada Square
            London
            E14 5AL

Attention:  Corporate Trust (Global Structured Finance)

                                                                 [_____], 2004

Dear Sirs,

Re: Cross Currency Swap Transactions Relating to Granite Mortgages 04-1 plc [USD/EUR [_____]] Series[_____] Class [_____] Notes due [_____]

The purpose of this letter is to confirm the terms and conditions of the swap transactions entered into between us on the Trade Date specified below (the "Swap Transactions"). This letter constitutes a "Confirmation" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) entered into between us and both of you on the date hereof as amended and supplemented from time to time (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps & Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation shall prevail. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to them in the Master Definitions Schedule as amended and restated by (and appearing in Appendix 1 to) the Master Definitions Schedule Seventh Amendment Deed executed by, among others, the Note Trustee on [_____], 2004 and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy on [_____], 2004 (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto). The Issuer Master Definitions Schedule specified above shall prevail to the extent that it conflicts with the Master Definitions Schedule.

1 This Confirmation supplements, forms part of, and is subject to, the Agreement. All provisions contained in, incorporated in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below.

2 The terms of the particular Swap Transactions to which this Confirmation relates are as follows:

Party A:                                    [Dollar/Euro Swap Counterparty]

Party B:                                    Granite Mortgages 04-1 plc

Trade Date:                                 [_____], 2004

Effective Date:                             [_____], 2004

Termination Date:                           The earlier of (i) the Payment
                                            Date falling in [_____] and (ii)
                                            the date on which the Series
                                            [_____] Class [_____] Notes are
                                            redeemed or repaid in full.

Payment Date:                               Each Quarterly Payment Date.

[USD/EUR] Amortisation Amount:              In respect of a Payment Date,
                                            the amount (in [USD/EUR]) to be
                                            applied in repayment of the
                                            principal amount of the Series
                                            [_____] Class [_____] Notes on
                                            such Payment Date as notified to
                                            the Calculation Agent by the Cash
                                            Manager.

Exchange Rate:                              GBP 1.00: [USD/EUR[_____]]


A.    Floating Payments

Floating Amounts for Party A:

Floating Rate Payer:                        Party A

Party A Currency Amount:                    As at any Party A Payment Date,
                                            [USD/EUR[_____]] minus the
                                            aggregate of each Party A Interim
                                            Exchange Amount made prior to such
                                            date.

Party A Payment Dates:                      Each Payment Date in respect of
                                            the Series [_____] Class
                                            [_____]  Notes.

Floating Rate Option:                       [USD-LIBOR-BBA/EUR-EURIBOR-Telerate]

Designated Maturity:                        3 months; except for the
                                            initial Calculation Period which
                                            shall be the linear interpolation
                                            of 1 and 2 months.

Spread A for the Calculation Periods up     [_____]% per annum
to and including the Calculation Period
ending on but excluding the Payment
Date in [_____]:

Spread A for the Calculation Periods        [_____] % per annum
from and including the Calculation
Period beginning on (and including) the
Payment Date in [_____] up to and
including the Calculation Period ending
on but excluding the Termination Date:

Party A Floating Rate Day Count             Actual/360
Fraction:

Reset Dates:                                The first day of each
                                            Calculation Period.

Floating Amounts for Party B:

Floating Rate Payer:                        Party B

Party B Currency Amount:                    As at any Party B Payment Date,
                                            GBP [_____] minus the aggregate of
                                            each Party B Interim Exchange
                                            Amount made prior to such date.

Party B Payment Dates:                      Each Payment Date in respect of
                                            the Series [_____] Class
                                            [_____] Notes.

Floating Rate Option:                       GBP-LIBOR-BBA

Designated Maturity:                        3 months except for the initial
                                            Calculation Period which shall be
                                            the linear interpolation of 1 and
                                            2 months.

Spread B for the Calculation Periods up     [_____] % per annum
to and including the Calculation Period
ending on but excluding the Payment
Date in [_____]:

Spread B for the Calculation                [_____] % per annum
Periods from and including the
Calculation Period beginning on
(and including) the Payment Date
in [_____] up to and including the
Calculation Period ending on but
excluding the Termination Date:

Party B Floating Rate Day Count             Actual/365 (Fixed)
Fraction:

Reset Dates:                                The first day of each
                                            Calculation Period.

Calculation Agent:                          Party A


B.    Initial Exchange:

Initial Exchange Date:                      Effective Date

Party A Initial Exchange Amount:            GBP [_____]

Party B Initial Exchange Amount:            [USD/EUR [_____]]


C.    Interim Exchange:

Interim Exchange Date:                      Each Payment Date on which the
                                            [USD/EUR] Amortisation Amount
                                            is to be applied in repayment
                                            of the principal amount of the
                                            Series [_____] Class [_____]
                                            Notes.

Party A Interim Exchange Amount:            The [USD/EUR] Amortisation
                                            Amount.

Party B Interim Exchange Amount:            In respect of any Interim Exchange
                                            Date, an amount in GBP equal to
                                            the Party A Interim Exchange
                                            Amount converted into GBP at the
                                            Exchange Rate.


D.    Final Exchange:

Final Exchange Date:                        Termination Date

Party A Final Exchange Amount:              A [USD/EUR] amount equal to the
                                            Party B Final Exchange Amount
                                            converted into [USD/EUR] at the
                                            Exchange Rate.

Party B Final Exchange Amount:              The Party B Currency Amount.


E.    Account Details:

Payments to Party A:

Account for Payments in [USD/EUR]:          [_____]

Account for Payments in GBP:                [_____]

Payments to Party B:

Account for Payments in [USD/EUR]:          Citibank, N.A., London
                                            Agency and Trust
                                            S.W.I.F.T. CITIGB2L
                                            for further credit to
                                            A/C Granite Mortgages 04-1 plc
                                            A/C [_____]

Account for Payments in GBP:                Citibank N.A., London
                                            8378088
                                            Agency and Trust
                                            Sort Code 18-50-08
                                            for further credit to
                                            A/C Granite Mortgages 04-1 plc
                                            A/C 10141631


F.    Notice Details:

Party A:                                    [_____]

Address:                                    [_____]

Facsimile Number:                           [_____]

Attention:                                  [_____]

Party B:                                    Granite Mortgages 04-1 plc

Address:                                    Fifth Floor
                                            100 Wood Street
                                            London
                                            EC2V 7EX

With a copy to:                             Northern Rock plc
                                            Northern Rock House
                                            Gosforth
                                            Newcastle upon Tyne
                                            NE3 4PL

Facsimile Number:                           44-191-279-4694

Attention:                                  Keith M. Currie

With a copy to the                          The Bank of New York
Note Trustee:

Address:                                    One Canada Square
                                            48th Floor
                                            London
                                            E14 5AL

Facsimile Number:                           020 7964 6061

G.    Offices:                              The Office of Party A for each
                                            of the Transactions evidenced
                                            by this Confirmation is London.


H.    Miscellaneous:

(a) Section 2(c)(ii) of the Agreement will not apply to the Transactions evidenced by this Confirmation.

(b) If any payment of any amounts by Party A and Party B is deferred in accordance with Part 5(h)(iii) of the Schedule to this Agreement then the amount so deferred on the Party A Floating Amount shall, subject to the terms of this Agreement, be payable on the next Party A Payment Date (together with an additional floating amount accrued thereon at the applicable Party A Floating Rate) and the Party A Floating Amount due on such date shall be deemed to include such amounts.

      The amount so deferred on the Party B Floating Amount shall, subject to the terms of this Agreement, be payable on the next Party B Payment Date (together with an additional floating amount accrued thereon accrued at the applicable Party B Floating Rate) and the Party B Floating Amount due on such date shall be deemed to include such amounts.

(c) In relation to Part 5(f) of the Schedule to this Agreement, in the case of a redemption in full of the Series [_____] Class [_____] Notes pursuant to Condition 5(F) of the terms and conditions of the Current Issuer Notes, "Market Quotation" in respect of the Terminated Transactions shall be determined based on the anticipated rate of reduction in the Party A Currency Amount and the Party B Currency Amount had such redemption not occurred.

(d) "Quarterly Payment Date" means the 20th day of March, June, September and December in each year (or if such day is not a Business Day, the next succeeding Business Day), beginning in March 2004.

Yours faithfully,


[DOLLAR/EURO SWAP COUNTERPARTY]

By:



Name:
Title:

Confirmed as of the date first written:

GRANITE MORTGAGES 04-1 PLC

By:



Name:
Title:





THE BANK OF NEW YORK
   as Note Trustee

By:



Name:
Title: